UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 10, 2008 (November 10, 2008)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

MidAmerican Energy Holdings Company (“MidAmerican”) is filing certain information titled “2008 EEI Financial Conference” which is being furnished as Exhibit 99.1 to this Form 8-K.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Information titled “2008 EEI Financial Conference.”

Forward-Looking Statements

This report (including the information filed as an exhibit hereto) contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast,” and similar terms. These statements are based upon MidAmerican’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside MidAmerican’s control and could cause actual results to differ materially from those expressed or implied by MidAmerican’s forward-looking statements. These factors include, among others:

•	general economic, political and business conditions in the jurisdictions in which MidAmerican’s facilities are located;

•	changes in governmental, legislative or regulatory requirements affecting MidAmerican or the electric or gas utility, pipeline or power generation industries;

•	changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and delay plant construction;

•	the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

•
changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or MidAmerican’s ability to obtain long-term contracts with customers;

•	changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;

•
changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;

•	the financial condition and creditworthiness of MidAmerican’s significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including severe reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican and its subsidiaries’ credit facilities;

•	performance of MidAmerican’s generation facilities, including unscheduled outages or repairs;

•	risks relating to nuclear generation;

•
the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;

•
the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;

•	changes in MidAmerican’s and its subsidiaries’ credit ratings;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;

•	the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;

•
the ability to obtain governmental and shareholder approvals for the acquisition of Constellation Energy Group, Inc. (“Constellation Energy”) or to satisfy other conditions to the acquisition on the terms and expected time-frame or at all;

•	MidAmerican’s ability to successfully integrate future acquired operations into its business;

•	other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and

•
other business or investment considerations that may be disclosed from time to time in MidAmerican’s filings with the United States Securities and Exchange Commission (“SEC”) or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

Additional Information. Certain portions of the information filed as an exhibit to this report on Form 8-K could be deemed to constitute soliciting material relating to the proposed merger transaction involving Constellation Energy and MidAmerican. Constellation Energy has filed with the SEC a preliminary proxy statement and will mail a definitive proxy statement to its shareholders. Such shareholders are encouraged to read the definitive proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Such shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation Energy, MidAmerican and the proposed transaction, without charge, at the SEC’s Internet site (http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to Constellation Energy, Shareholder Services, 100 Constellation Way, Baltimore, Maryland 21202.

Participants in the Solicitation. Constellation Energy, MidAmerican and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Constellation Energy’s directors and executive officers is included in Constellation Energy’s Annual Report on Form 10-K for the year ended December 31, 2007 and Constellation Energy’s notice of annual meeting and proxy statement for its most recent annual meeting, which were filed with the SEC on February 27, 2008 and April 29, 2008, respectively. Information regarding MidAmerican’s directors and executive officers is included in MidAmerican’s Annual Report on Form 10-K for the year ended December 31, 2007 and MidAmerican’s Current Report on Form 8-K, which were filed with SEC on February 29, 2008 and March 11, 2008, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and other relevant materials filed or to be filed with the SEC in connection with the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: November 10, 2008
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information titled “2008 EEI Financial Conference.”